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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-91660) of Apogee, Inc. of our report dated March 12, 1997 appearing on page 36 of this Form 10-K.

PRICE WATERHOUSE LLP

Philadelphia, PA
March 24, 1997